UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): October 1, 2004

                                     ------

                              CYTEC INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)

                                     1-12372
                            (Commission File Number)

             DELAWARE                                     22-3268660
   (State or other jurisdiction                        (I.R.S. Employer
        of incorporation)                             Identification No.)

                           Five Garret Mountain Plaza
                         West Paterson, New Jersey 07424
              (Address of principal executive offices and zip code)

                                 (973) 357-3100
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01    Entry into Material Definitive Agreement

     On October 1, 2004, Cytec Industries Inc. ("Cytec") and UCB S.A. ("UCB") entered into a Stock and Asset Purchase Agreement (the "Purchase Agreement") pursuant to which Cytec agreed to acquire the specialty chemicals business of UCB (the "Business"). A copy of the Purchase Agreement is attached hereto as
Exhibit 99.1 and is incorporated by reference into this Item 1.01. The following summary of the Purchase Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the actual text of such agreement.

     Pursuant to the Purchase Agreement, Cytec agreed to pay to UCB EUR 1.275 billion in cash and 5,772,857 shares of Cytec common stock, par value $.01 per share (the "Purchase Price Shares"), constituting approximately 12% of Cytec common stock outstanding after giving effect to such issuance and having a value of approximately EUR 225 million, in consideration for acquiring shares of UCB's subsidiaries Surface Specialties S.A. and Surface Specialties Holding GmbH and for acquiring certain assets primarily related to the Business. Cytec will also assume certain liabilities that are primarily related to the Business. The cash portion of the purchase price will be subject to various adjustments at and after the closing, including adjustments for (i) changes in the net working capital of the Business, (ii) certain amounts of cash and indebtedness of the Business, (iii) certain pension deficits of the Business and (iv) certain other items.

     The transactions contemplated by the Purchase Agreement are subject to the following closing conditions: (1) the receipt of certain antitrust approvals and other governmental approvals, including approvals in the United States and the European Union, (2) the absence of any order by any government entity prohibiting the transactions, (3) the material accuracy of the representations and warranties set forth in the Purchase Agreement, (4) the absence of any material breach of the covenants set forth in the Purchase Agreement, (5) the completion of certain audited financial statements with respect to the Business, and (6) the receipt by Cytec of financing for the transaction.

     Cytec and UCB agreed that at the closing, they will enter into a stockholder's agreement (the "Stockholder's Agreement") pursuant to which UCB will be subject to a number of restrictions in respect of its stock ownership, including (but not limited to): (1) a 5-year standstill prohibiting UCB from purchasing additional shares of Cytec common stock, affecting the business and affairs of Cytec or causing, advocating or participating in a change of control of Cytec; (2) an obligation to vote in accordance with the Cytec Board of Directors' recommendations on certain matters; (3) a 2-year restriction on transfers of the Cytec common stock delivered to UCB in the transaction, with an exception permitting UCB to enter into certain hedging transactions immediately after the closing with respect to up to 962,143 Purchase Price Shares; and (4) a commitment that UCB will sell a sufficient number of shares of Cytec common stock so that it will hold less than 5% of Cytec's outstanding shares by the fifth anniversary of the closing (which commitment will be facilitated by customary registration rights in respect of the Purchase Price Shares).

     Cytec agreed to pay UCB a termination fee if the Purchase Agreement is terminated prior to the closing of the transactions contemplated thereby because
(1) Cytec fails to obtain the financing it needs in connection with the cash portion of the purchase price unless the Business has experienced a material adverse effect or Cytec has experienced a material adverse effect resulting from certain types of extraordinary occurrences, or (2) Cytec experiences a change in control.

     A press release, dated October 1, 2004, announcing the execution of the Purchase Agreement, is attached as Exhibit 99.2 hereto.



Item 3.02    Unregistered Sales of Equity Securities

     As described under Item 1.01 hereof, in connection with the transactions contemplated by the Purchase Agreement, UCB will acquire the Purchase Price Shares as of the closing of the transactions contemplated by the Purchase Agreement. As of October 1, 2004, the Purchase Price Shares were valued at approximately EUR 225 million.

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     Cytec will transfer the Purchase Price Shares to UCB without registration in accordance with Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), relating to transactions by an issuer not involving any public offering. In determining that the Section 4(2) exemption will be applicable to the transfer of the Purchase Price Shares pursuant to the Purchase Agreement, Cytec relied on, among other things, UCB's representation contained in the Purchase Agreement that UCB is acquiring the Purchase Price Shares for investment and not with a view toward any distribution thereof, or with any present intention of distributing the Purchase Price Shares other than as provided in the Stockholder's Agreement.



Item 9.01      Financial Statements and Exhibits

(c)            Exhibits

Exhibit        Stock and Asset Purchase Agreement, dated as of October 1, 2004,
99.1           between UCB S.A. and Cytec Industries Inc.

Exhibit        Press Release issued by Cytec Industries Inc. on October 1, 2004
99.2           announcing its acquisition of the Surface Specialties Business of the UCB Group.





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                                    Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CYTEC INDUSTRIES INC.



Date: October 6, 2004                        By: /s/ Roy Smith
                                                 -------------------------------
                                                 Name: Roy Smith
                                                 Title: Vice President, General
                                                        Counsel and Secretary





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EXHIBIT INDEX

Exhibit        Stock and Asset Purchase Agreement, dated as of October 1, 2004,
99.1           between UCB S.A. and Cytec Industries Inc.

Exhibit        Press Release issued by Cytec Industries Inc. on October 1, 2004
99.2           announcing its acquisition of the Surface Specialties Business of the UCB Group.





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